UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  AUGUST 31, 2009

Annual Report to Shareholders

DWS California Tax-Free Income Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

15 Portfolio Summary

16 Investment Portfolio

26 Financial Statements

31 Financial Highlights

35 Notes to Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Tax Information

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Summary of Administrative Fee Evaluation by Independent Fee Consultant

52 Board Members and Officers

56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read this fund's prospectus for specific details regarding its investments and risk profile. Please refer to the prospectus for further details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2009

Average Annual Total Returns as of 8/31/09
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	4.19%	2.99%	3.45%	4.74%
Class B	3.52%	2.25%	2.69%	3.95%
Class C	3.53%	2.24%	2.70%	3.94%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	1.33%	2.04%	2.87%	4.45%
Class B (max 4.00% CDSC)	0.57%	1.64%	2.52%	3.95%
Class C (max 1.00% CDSC)	3.53%	2.24%	2.70%	3.94%
No Sales Charges					Life of Class S*
Class S	4.55%	3.21%	3.67%	N/A	4.49%
Barclays Capital Municipal Bond Index+	5.67%	4.14%	4.15%	5.40%	4.95%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2008 are 1.35%, 2.15%, 2.13% and 1.15% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS California Tax-Free Income Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 8/31/09	$ 7.10	$ 7.12	$ 7.06	$ 7.09
8/31/08	$ 7.24	$ 7.25	$ 7.19	$ 7.22
Distribution Information: Twelve Months as of 8/31/09: Income Dividends	$ .32	$ .26	$ .26	$ .33
Capital Gain Distributions	$ .09	$ .09	$ .09	$ .09
August Income Dividend	$ .0277	$ .0229	$ .0227	$ .0286
SEC 30-day Yield as of 8/31/09++	4.14%	3.42%	3.42%	4.41%
Tax Equivalent Yield as of 8/31/09++	7.02%	5.80%	5.80%	7.48%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 8/31/09++	4.59%	3.79%	3.79%	4.75%
++ The SEC yield is net investment income per share earned over the month ended August 31, 2009, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 3.38% and 4.13% for Class C and Class S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on August 31, 2009. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.75% and 4.47% for Class C and Class S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — California Municipal Debt Funds Category as of 8/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	12	of	123	10
3-Year	8	of	108	8
5-Year	7	of	100	7
10-Year	15	of	78	19
Class B 1-Year	16	of	123	13
3-Year	31	of	108	29
5-Year	46	of	100	47
10-Year	46	of	78	57
Class C 1-Year	15	of	123	13
3-Year	33	of	108	31
5-Year	45	of	100	45
10-Year	49	of	78	60
Class S 1-Year	9	of	123	8
3-Year	5	of	108	5
5-Year	2	of	100	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2009 to August 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)*for the six months ended August 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/09	$ 1,059.60	$ 1,056.80	$ 1,057.10	$ 1,062.20
Expenses Paid per $1,000**	$ 4.67	$ 8.97	$ 8.97	$ 3.79
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/09	$ 1,020.67	$ 1,016.68	$ 1,016.48	$ 1,021.53
Expenses Paid per $1,000**	$ 4.58	$ 8.79	$ 8.79	$ 3.72
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.90%	1.73%	1.73%	.73%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended August 31, 2009
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/09	$ 1,059.60	$ 1,056.80	$ 1,057.10	$ 1,062.20
Expenses Paid per $1,000**	$ 4.10	$ 8.40	$ 8.40	$ 3.22
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 3/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/09	$ 1,021.22	$ 1,017.04	$ 1,017.04	$ 1,022.08
Expenses Paid per $1,000**	$ 4.02	$ 8.24	$ 8.24	$ 3.16
* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.79%	1.62%	1.62%	.62%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS California Tax-Free Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS California Tax-Free Income Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Co-Lead Portfolio Manager

Eleanor R. Lynch, CFA

Co-Lead Portfolio Manager

Matthew J. Caggiano, CFA

Portfolio Manager

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

DWS California Tax-Free Income Fund posted a return for the 12 months ended August 31, 2009 of 4.19%. (Returns are for Class A shares, unadjusted for sales charges, which, if included, would have reduced performance.) This return compares to 5.67% for the fund's benchmark, the Barclays Capital Municipal Bond Index.1 During the period, the fund outperformed the 0.78% average of its peer group, the Lipper California Debt Funds category.2 For the same period, the broad taxable bond market returned 7.94% as measured by the Barclays Capital Aggregate Bond Index.3 Of course, past performance is no guarantee of future results. (Please see pages 4 through 6 for the performance of other share classes and more complete performance information.)

The positive fixed-income returns for the 12 months do not come close to telling the story for the year. The primary driver of financial market returns early in the period was the ongoing credit market crisis that reached new levels of distress beginning in September 2008. Highlights included the failure of leading investment bank Lehman Brothers, the US Treasury bailout of global insurance conglomerate AIG and the Federal Deposit Insurance Corporation (FDIC) seizure of giant thrift Washington Mutual. The culmination was an evaporation of liquidity as the credit markets seized in September 2008.

In this environment, investors fled to Treasuries, and most other asset classes, including municipals, suffered. Underwriters of some tender option bond programs, which provide a vehicle for achieving leveraged exposure to the municipal market, discontinued or greatly reduced their programs.4 This forced market participants, including the fund, to unwind positions into a somewhat illiquid market, putting further pressure on municipals. To illustrate, the municipal market fell 4.69% in September as gauged by the Barclays Capital Municipal Bond Index. At times in the aftermath of September, yields on 10-year municipals reached more than 170% of the comparable Treasury yield.

In response to the credit crisis, the US government implemented a variety of unprecedented measures designed to restore liquidity. A few of the highlights included the US Federal Reserve Board's (the Fed's) lowering in December 2008 of the benchmark federal funds rate to the unprecedented range of 0% to 0.25%, passage of an $800 billion stimulus package, the FDIC stepping in to guarantee new bank debt issuance and the US Treasury announcing plans to purchase more than $1 trillion in mortgage-backed securities.5 As the period progressed, the markets gained confidence that the dramatic rescue efforts were gaining traction. The result was a stabilization of non-Treasury issues and a strong rally in municipal bonds, reflected in the 10.05% return of the Barclays Capital Municipal Bond Index for the first eight months of 2009. At the end of the period, the yield on the 10-year municipal bond was 86.7% of the comparable Treasury yield before taking into account the tax advantage of municipals.

New municipal supply over the fiscal period was lower than during the prior 12 months, in part because issuance ground to a halt for a time in the wake of the failure of Lehman Brothers. In addition, a significant portion of new issuance was of taxable Build America Bonds under the American Recovery and Reinvestment Act, reducing tax-free supply on the long end. On the demand side, the largest source of support for municipals over the period came from retail investors attracted by favorable yields and flows into tax-free mutual funds. Demand was undercut by decreased support from broker dealers and the sidelining of institutional investors who had been using leveraging and hedging strategies in an attempt to benefit from disparities between the tax-free and taxable markets.

Yields fell along the municipal yield curve for the 12 months. In keeping with the Fed's dramatic lowering of its benchmark rate, yields on short-term municipals fell the most sharply, leading to a steepening of the tax-free yield curve over the period.6 To illustrate, yields on two-year issues fell by 132 basis points while bonds with 30-year maturities experienced a more modest yield decrease of 30 basis points, resulting in a total steepening of 102 basis points. (100 basis points equals one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.)

Municipal Bond Yield Curve (as of 8/31/08 and 8/31/09)

Source: Municipal Market Data as of August 31, 2009. For illustrative purposes only; not meant to represent the performance of any DWS product.

With respect to credit quality, falling revenues in the current economic downturn have negatively impacted municipal finances across the nation.7 At the same time, downgrades to leading monoline insurers continued during the period, and most insured issues have been trading on the basis of the underlying credits, leading to additional spread widening.8 In addition, the proportion of new issues with insurance is much lower than in the past. The net result of deteriorating fundamentals and a decreased role for insurance was an increase in non-AAA-rated product and a widening of credit spreads over much of the period.9 California credits were especially impacted by these trends, as the state struggled with managing widening deficits.

Positive Contributors to Fund Performance

The fund's positioning along the yield curve was the leading positive contributor to performance. We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration and corresponding sensitivity to interest-rate changes. Within this framework, however, we will make judgments about which maturities present the most attractive opportunities. For much of the period, fund holdings overall were focused on the intermediate area of the maturity spectrum. Our maturity positioning helped performance as the curve steepened early in the period, driven by both falling short- and intermediate-term yields and rising yields (and falling prices) on longer-term issues.

While we have been gradually increasing exposure to lower-rated issues, the fund maintained a tilt toward higher quality during much of the period. This positioning helped the fund's relative performance as credit spreads widened early in the period and prices of lower-quality issues fell. In particular, the fund's holdings of prerefunded bonds aided performance, as investors were attracted to the quality and liquidity of these issues. In addition, the fund's low exposure to tobacco bonds and real-estate-related issues helped performance, as spreads in both sectors widened significantly over the 12 months.

As the period progressed, our position in inverse floaters helped returns, as the cost of borrowing on the short-end remained low and leverage proved helpful as municipal prices rose.10

Negative Contributors to Fund Performance

The fund was slightly overweight (a higher weighting in a given sector or security than the benchmark) in California general obligation (GO) bonds, and this constrained performance as the state's budgetary issues became increasingly prominent and caused the state's GO spreads to widen to approximately 140 basis points versus comparable issues nationally.

The fund's position in Puerto Rico issues, which are tax-exempt in all states, suffered as a result of insurer downgrades, which caused these issues to trade on the basis of the underlying credit rather than the insurance guarantee.

Outlook and Positioning

Given the steepening that has occurred, we moved out on the curve to take advantage of the improved yield differentials available from longer-term securities.

As spreads widened relative to AAA-rated issues, we have sought to add exposure to the A-rated and AA-rated segments of the market, where we believed these issues presented an attractive risk/reward profile. At the same time, we have been closely evaluating existing fund holdings of lower-quality bonds and paring back weightings where our research suggests caution is merited.

During the period, the state of California's general obligation debt was downgraded from A+ to A by Standard & Poor's Corporation, from A+ to BBB by Fitch Investor Service and from A1 to Baa1 by Moody's Investors Service, Inc., and placed on the watch list for further downgrades by all three services. Indeed, the state has fared worse than much of the rest of the country in the current recession. In particular, the state has been significantly impacted by the national housing downturn, following several years of benefiting from rising revenues and increasing surpluses.

The state pleasantly surprised many observers in February, passing a 2010 budget several months early that purported to address deficits for the second half of fiscal 2009 and all of fiscal 2010 through a combination of spending cuts and tax increases. More recently, however, California made headlines by issuing IOUs rather than cash payments to vendors and others. Tax revenues in 2009 are down 27% from a year earlier and the state's long-term triple-B GO rating (by Fitch) is currently the lowest rating of any state. These events have spooked investors, resulting in deeper discounts on California bonds.

We believe the fears of default are highly overblown and are creating opportunities for the fund. Debt servicing represents only about 5% of California's budget. We expect the current economic conditions to force the hand of those who preside over California's budgets, and that the budget will be balanced by raising revenues and by cutting expenses, rather than by defaulting on debt. By the end of the period, Moody's and Fitch had removed California from their watch lists for a downgrade, while Standard & Poor's maintained its negative outlook.

While California continues to face structural deficits, we believe the state has sufficient flexibility to finance them. The implementation of the US fiscal stimulus package holds the potential to help stabilize California's finances and improve the state's economic and employment picture. We remain constructive with respect to the long-term outlook for the state's debt.

1 The unmanaged Barclays Capital Municipal Bond Index (name changed from Lehman Brothers Municipal Bond Index, effective November 3, 2008) is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper California Municipal Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in California. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper California Debt Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category. This category average was 0.78% (123 funds), 2.43% (100 funds) and 4.03% (78 funds) for the 1-, 5- and 10-year periods, respectively, as of 8/31/09.
3 The Barclays Capital Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 Tender option bond programs involve the creation of a trust backed by a high-quality bond, and permit investors to achieve leveraged exposure to municipal bond returns. They are generally more attractive when the cost of short-term borrowing is low in comparison to longer-term yields.
5 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.
6 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.
7 Credit quality is a measure of a bond issuer's ability to repay interest and principal on time. Rating agencies assign letter designations such as AAA and AA. The lower the rating, the higher the probability of default.
8 Monoline insurers (or simply "monolines") are entities that contractually guarantee the timely repayment of bond principal and interest when an issuer defaults.
9 Credit spread is the additional yield provided by municipal bonds rated AA and below versus municipals rated AAA with comparable effective maturity.
10 Inverse floaters are bonds or other debt securities whose coupon rates have an inverse relationship to short-term interest rates.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	8/31/09	8/31/08

Revenue Bonds	65%	63%
General Obligation Bonds	29%	20%
US Government Secured	6%	17%
	100%	100%
Quality	8/31/09	8/31/08

AAA	8%	21%
AA	30%	21%
A	23%	40%
BBB	35%	7%
Not Rated	4%	11%
	100%	100%
Effective Maturity	8/31/09	8/31/08

Less than 1 year	7%	13%
1-4.99 years	12%	26%
5-9.99 years	60%	46%
10-14.99 years	5%	10%
15+ years	16%	5%
	100%	100%
Interest Rate Sensitivity	8/31/09	8/31/08

Duration	7.1 years	6.5 years

Weighted average effective maturity: 9.5 years and 6.8 years, respectively.

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2009

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 93.8%
California 80.8%
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (a)	1,455,000	999,992
Series C, Zero Coupon, 9/1/2018 (a)	1,000,000	640,430
Series C, 6.0%, 9/1/2014 (a)	1,000,000	1,129,270
Series C, 6.0%, 9/1/2016 (a)	1,000,000	1,115,700
Series A, 6.0%, 9/1/2024 (a)	3,500,000	3,944,255
Anaheim, CA, Redevelopment Agency Tax Allocation, Merged Redevelopment Project Area, Series A, 5.0%, 2/1/2025 (a)	5,000,000	5,010,000
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017 (a)	1,735,000	1,219,445
Series A, Zero Coupon, 8/1/2018 (a)	1,510,000	991,466
Big Bear Lake, CA, Water Revenue:
6.0%, 4/1/2015 (a)	3,400,000	3,841,558
6.0%, 4/1/2022 (a)	13,500,000	15,660,405
Brentwood, CA, Infrastructure Financing Authority, Water Revenue, 5.75%, 7/1/2038	2,000,000	2,147,260
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (a)	4,000,000	2,347,280
California, Center Unified School District, Series C, Zero Coupon, 9/1/2014 (a)	2,240,000	1,865,741
California, Health Facilities Finance Authority Revenue, Kaiser Permanente, Series A, Zero Coupon, 10/1/2012 (a)	4,900,000	4,527,600
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	4,000,000	4,014,320
California, Health Facilities Financing Authority Revenue, Providence Health & Services:
Series B, 5.5%, 10/1/2039	2,500,000	2,501,775
Series C, 6.5%, 10/1/2033	2,000,000	2,190,780
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.25%, 8/15/2022	1,665,000	1,706,792
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (a)	1,470,000	1,210,957
California, Infrastructure & Economic Development Bank Revenue, California Independent Systems Operator Corp., Series A, 6.25%, 2/1/2039	5,200,000	5,369,936
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034 (b)	6,820,000	7,152,816
California, Pollution Control Financing Authority Revenue, Pacific Gas & Electric Co., Series C, 0.15% *, 11/1/2026, JPMorgan Chase Bank (c)	5,000,000	5,000,000
California, Residential Efficiency Financing Authority, Certificates of Participation, Capital Improvements, Series 2007, 5.5%, 4/1/2017 (a)	35,000	35,114
California, San Gorgonio Memorial Healthcare, Election of 2006, Series C, 7.2%, 8/1/2039	10,000,000	10,327,300
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	4,750,000	5,095,942
California, Single Family Housing Revenue, Mortgage Finance Authority, Series B, AMT, 7.3%, 6/1/2031	25,000	25,674
California, South Bayside Waste Management Authority Revenue, Solid Waste Enterprise, Shoreway Environmental, Series A, 6.0%, 9/1/2036 (b)	5,000,000	5,056,200
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	3,150,000	2,530,206
Series A-1, 5.75%, 6/1/2047	11,485,000	8,958,415
California, State Agency General Obligation Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010 (a)	1,000,000	1,053,840
Series A-2, 7.4%, 9/1/2010	3,365,000	3,546,172
California, State Department of Water Resources, Power Supply Revenue, Series C-1, 0.35% *, 5/1/2022, Dexia Credit Local (c)	2,000,000	2,000,000
California, State General Obligation:
5.0%, 2/1/2031 (a)	10,000,000	9,806,300
5.125%, 4/1/2024	7,400,000	7,526,466
5.125%, 11/1/2024	1,000,000	1,015,200
6.0%, 4/1/2038	5,000,000	5,290,900
6.5%, 4/1/2033	14,610,000	16,203,074
California, State General Obligation, Various Purposes:
5.0%, 11/1/2026	10,000,000	10,045,900
5.0%, 12/1/2031 (a)	10,000,000	9,801,900
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,631,018
California, State University Revenue:
Series A, 5.0%, 11/1/2024 (a)	5,000,000	5,086,700
Series A, 5.25%, 11/1/2038	6,500,000	6,543,615
California, State Weekly Public Kindergarten University, Series A-6, 0.22% *, 5/1/2034, Citibank NA and California State Teacher's Retirement System (c)	4,000,000	4,000,000
California, Statewide Communities Development Authority Revenue, Certificates of Participation, Cedars-Sinai Medical Center, 6.5%, 8/1/2012	8,650,000	9,311,984
California, Statewide Communities Development Authority Revenue, Certificates of Participation, Children's Hospital of Los Angeles, 6.0%, 6/1/2010 (a)	1,000,000	1,020,890
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Series B, 1.18% **, 4/1/2036	5,000,000	2,862,500
California, Statewide Communities Development Authority, Certificates of Participation, Sutter Health, 6.0%, 8/15/2017 (a)	1,000,000	1,013,970
California, The Regents of the University of California, Medical Center, Pooled Revenue, Series B-1, 0.12% *, 5/15/2032	3,500,000	3,500,000
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018 (a)	3,050,000	1,960,113
Chino Valley, CA, Unified School District, Election 2002, Series C, 5.25%, 8/1/2030 (a)	5,000,000	5,086,150
Contra Costa County, CA, GNMA Mortgage-Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,715,000	3,531,319
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (a)	9,240,000	10,359,703
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (a)	1,950,000	1,952,243
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2021 (a)	1,920,000	1,051,738
Series A, Zero Coupon, 5/1/2022 (a)	1,385,000	722,222
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037 (a)	10,000,000	10,166,300
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017 (a)	4,000,000	2,794,040
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015 (a)	3,165,000	2,515,732
Zero Coupon, 5/1/2016 (a)	3,335,000	2,499,482
ETM, Zero Coupon, 11/1/2017 (a)	5,500,000	4,229,610
Zero Coupon, 11/1/2018 (a)	4,605,000	2,919,984
ETM, Zero Coupon, 11/1/2020 (a)	7,000,000	4,564,070
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (a)	10,000,000	7,569,200
ETM, Zero Coupon, 1/1/2020 (a)	10,000,000	6,798,100
Series A, Prerefunded, 7.15%, 1/1/2013	975,000	1,016,408
Foothill, CA, School District General Obligation, Zero Coupon, 8/1/2016 (a)	4,755,000	3,746,560
Foothill, CA, Toll Road Revenue, Eastern Corridor Agency:
Zero Coupon, 1/15/2017 (a)	5,975,000	3,390,574
Zero Coupon, 1/15/2018 (a)	6,250,000	3,284,250
Zero Coupon, 1/15/2025	10,000,000	3,118,800
5.8%, 1/15/2020 (a)	6,500,000	6,339,060
5.875%, 1/15/2026	5,000,000	4,330,350
Fresno, CA, School District General Obligation, Unified School District:
Series C, 5.9%, 2/1/2017 (a)	1,760,000	1,920,213
Series A, 6.4%, 8/1/2016 (a)	2,000,000	2,343,120
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014 (a)	400,000	334,968
Las Virgenes, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 11/1/2013 (a)	2,150,000	1,906,943
Long Beach, CA, Harbor Revenue:
Series A, AMT, 6.0%, 5/15/2016 (a)	8,430,000	9,389,924
Series A, AMT, 6.0%, 5/15/2019 (a)	10,600,000	11,616,434
Long Beach, CA, Port Authority Revenue:
Series A, AMT, 6.0%, 5/15/2017 (a)	1,500,000	1,670,220
Series A, AMT, 6.0%, 5/15/2018 (a)	4,000,000	4,417,600
Los Angeles County, CA, Core City General Obligation Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (a)	1,000,000	1,074,370
Los Angeles, CA, Airport Revenue, Series B, AMT, 5.5%, 8/1/2016 (a)	6,500,000	6,690,905
Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Series A-3, 0.16% *, 7/1/2035	4,500,000	4,500,000
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021 (a)	2,000,000	2,388,340
Los Angeles, CA, Unified School District, Series F, 5.0%, 1/1/2034	7,540,000	7,609,519
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016 (a)	1,000,000	747,300
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014 (a)	2,045,000	1,709,334
Series A, Zero Coupon, 8/1/2015 (a)	2,090,000	1,655,698
Series A, Zero Coupon, 8/1/2016 (a)	2,140,000	1,599,222
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, Series A, AMT, 7.375%, 9/1/2027	3,520,000	3,244,560
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014 (a)	1,370,000	1,443,665
Murrieta Valley, CA, General Obligation, Unified School District:
Series A, Zero Coupon, 9/1/2016 (a)	2,500,000	1,860,300
5.0%, 9/1/2026 (a)	7,155,000	7,456,583
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	269,781
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019 (a)	1,420,000	937,072
Pittsburg, CA, Redevelopment Agency Tax Allocation, Los Medanos Community Project, Series A, 6.5%, 9/1/2028	10,000,000	10,499,800
Port Oakland, CA:
Series K, AMT, Prerefunded, 5.75%, 11/1/2014 (a)	15,000	15,460
Series K, AMT, 5.75%, 11/1/2014 (a)	2,485,000	2,516,733
Rancho, CA, Water District Financing Authority Revenue:
Series A, 5.0%, 8/1/2027 (a)	14,100,000	14,218,581
Series A, 5.0%, 8/1/2029 (a)	8,400,000	8,389,164
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017 (a)	1,635,000	1,142,064
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (a)	1,750,000	1,397,218
Zero Coupon, 6/1/2016 (a)	2,395,000	1,805,016
Sacramento County, CA, Airport Systems Revenue, Series B, 5.75%, 7/1/2039	2,500,000	2,510,950
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,087,810
6.0%, 9/1/2011	850,000	855,083
6.125%, 9/1/2014	605,000	607,299
6.3%, 9/1/2021	1,500,000	1,500,690
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41:
Series B, 1.017% **, 6/1/2039 (a)	10,000,000	6,125,000
Series A, 5.0%, 6/1/2026 (a)	11,435,000	11,580,682
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series U, 5.0%, 8/15/2026 (a)	2,615,000	2,743,867
Series U, 5.0%, 8/15/2028 (a)	2,045,000	2,115,062
Series G, 6.5%, 9/1/2013 (a)	1,270,000	1,381,112
Sacramento, CA, Other General Obligation Lease, City Financing Authority, Series A, 5.4%, 11/1/2020 (a) (d)	5,000,000	4,993,058
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (a)	2,685,000	1,815,060
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (a)	1,000,000	1,111,090
Series A, 6.0%, 9/1/2014 (a) (d)	2,195,000	2,409,110
Series A, 6.0%, 9/1/2015 (a)	1,000,000	1,127,900
San Bernardino, CA, County General Obligation, Medical Center Financing Project, 5.5%, 8/1/2017 (a)	3,965,000	4,111,467
San Bernardino, CA, Other Revenue Lease:
Series A, 5.25%, 11/1/2013 (a)	3,115,000	3,327,755
Series A, 5.25%, 11/1/2014 (a)	2,330,000	2,474,297
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2017 (a)	1,000,000	714,380
Zero Coupon, 8/1/2019 (a)	1,100,000	672,243
San Diego, CA, Community College District, Election of 2002, 5.25%, 8/1/2033	10,000,000	10,415,500
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.25%, 5/15/2039	10,000,000	10,107,600
San Diego, CA, School District General Obligation, Election of 1998:
Series B, 6.0%, 7/1/2019 (a) (d)	3,350,000	3,992,295
Series B, 6.05%, 7/1/2018 (a)	770,000	919,018
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2027	5,085,000	5,384,506
San Francisco, CA, City & County Airports Commission, International Airport Revenue:
Series 24A, AMT, 5.75%, 5/1/2012 (a)	2,570,000	2,637,822
Series 25, AMT, 5.75%, 5/1/2012 (a)	2,890,000	2,976,498
Series 24A, AMT, 5.75%, 5/1/2013 (a)	2,730,000	2,798,332
Series 24A, AMT, 5.75%, 5/1/2014 (a)	2,890,000	2,954,331
Series 24A, AMT, 6.0%, 5/1/2011 (a)	2,160,000	2,230,222
Series 25, AMT, 6.0%, 5/1/2011 (a)	2,730,000	2,821,510
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Series A, 5.125%, 11/1/2039	10,400,000	10,609,976
San Joaquin Hills, CA, Toll Road Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015 (a)	12,065,000	8,839,543
Series A, Zero Coupon, 1/15/2016 (a)	3,485,000	2,375,620
Series A, Zero Coupon, 1/15/2017 (a)	3,965,000	2,477,054
Series A, Zero Coupon, 1/15/2018 (a)	2,640,000	1,507,730
Series A, Zero Coupon, 1/15/2019 (a)	3,185,000	1,673,749
San Jose, CA, School District General Obligation, Unified School District, Series A, ETM, Zero Coupon, 8/1/2017 (a)	1,350,000	1,048,842
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (a)	1,505,000	1,862,723
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Youth Services Campus, Series A, 5.0%, 7/15/2033	3,500,000	3,466,085
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021 (a)	1,400,000	1,489,642
Santa Ana, CA, Other General Obligation, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (a)	2,000,000	2,213,540
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017 (a)	1,005,000	1,059,471
5.5%, 9/1/2018 (a)	1,060,000	1,108,198
5.6%, 9/1/2019 (a)	1,115,000	1,162,421
5.6%, 9/1/2020 (a)	1,180,000	1,222,468
5.65%, 9/1/2024 (a)	1,445,000	1,462,528
5.65%, 9/1/2025 (a)	1,520,000	1,526,369
5.65%, 9/1/2026 (a)	1,605,000	1,606,733
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (a)	3,675,000	4,110,561
Series B, 7.25%, 8/1/2013 (a)	3,400,000	3,865,800
Santaluz, CA, Special Tax Bonds, Santaluz Community Facilities District No. 2, Improvement Area No. 1:
6.25%, 9/1/2021	1,985,000	1,823,977
6.375%, 9/1/2030	4,880,000	4,241,598
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,609,840
Southern California, Metropolitan Water District, Waterworks Revenue:
Series C-1, 0.08% *, 7/1/2036	10,200,000	10,200,000
Series A, ETM, 5.75%, 7/1/2021	880,000	1,052,964
Series A, 5.75%, 7/1/2021	1,120,000	1,338,232
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (a)	3,600,000	1,739,268
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015 (a)	1,250,000	990,250
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016 (a)	2,000,000	1,494,600
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	305,000	305,000
		599,579,504
Puerto Rico 11.9%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	8,000,000	8,059,200
Commonwealth of Puerto Rico, General Obligation, Public Improvement:
Series A, 5.25%, 7/1/2022	2,000,000	1,981,440
Series A, 5.5%, 7/1/2019 (a)	22,650,000	23,061,324
Puerto Rico, Electric Power Authority Revenue:
Series JJ, 5.375%, 7/1/2017 (a)	2,105,000	2,251,129
Series JJ, 5.375%, 7/1/2018 (a)	8,710,000	9,279,547
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2015 (a)	2,190,000	2,208,703
Series A, 5.625%, 7/1/2016 (a)	2,215,000	2,230,483
5.625%, 7/1/2017 (a)	2,345,000	2,359,398
Puerto Rico, Sales & Special Tax Revenue, Highway & Transportation Authority:
Series Z, 6.0%, 7/1/2018 (a)	7,250,000	8,147,405
Series Z, 6.25%, 7/1/2014 (a)	1,000,000	1,088,310
Series A, 6.25%, 7/1/2016 (a)	750,000	855,750
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A, 6.5%, 8/1/2044	10,000,000	10,835,500
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation, Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	7,000,000
Puerto Rico, State General Obligation:
5.5%, 7/1/2015 (a)	3,665,000	3,839,454
5.65%, 7/1/2015 (a)	1,000,000	1,055,210
6.5%, 7/1/2015 (a)	4,000,000	4,382,520
		88,635,373
Virgin Islands 1.1%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, Prerefunded, 6.5%, 10/1/2024	7,500,000	8,066,550
Total Municipal Bonds and Notes (Cost $675,766,193)		696,281,427

Municipal Inverse Floating Rate Notes (e) 18.3%
California
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (f)	11,475,000	11,746,088
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962, 144A, 13.384%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (f)	13,870,000	14,534,054
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-3, 144A, 17.588%, 4/1/2031, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2026 (f)	17,205,000	17,940,128
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-2, 144A, 17.605%, 4/1/2026, Leverage Factor at purchase date: 4 to 1
California, State Community Center, College District, Election of 2002, Series A, 5.0%, 8/1/2026 (a) (f)	10,630,000	11,102,663
Trust: California, State Community Center, Series 2008-1154, 144A, 8.95%, 8/1/2026, Leverage Factor at purchase date: 2 to 1
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (f)	3,158,944	3,438,165
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0% 12/1/2024 (f)	2,257,732	2,457,295
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0% 12/1/2025 (f)	1,881,443	2,047,745
Trust: California, State Department of Water Resources, Water Revenue, Series 2705, 144A, 12.537%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (f)	10,420,000	10,845,344
Trust: California, University of California Revenues, Series 3368-2, 144A, 18.54%, 5/15/2039, Leverage Factor at purchase date: 4 to 1
California, University of California Revenues, Series O, 5.75%, 5/15/2034 (f)	5,000,000	5,486,775
Trust: California, University of California Revenues, Series 3368, 144A, 20.54%, 5/15/2034, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (f)	10,000,000	11,076,660
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 26.8%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
Los Angeles, CA, Department of Water & Power Revenue, Series A, 5.0%, 7/1/2039 (f)	10,000,000	10,118,400
Trust: Los Angeles, CA, Department of Water & Power Revenue, Series 3325, 144A, 17.51%, 7/1/2039, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Wastewater Systems Revenue, Series A, 5.75%, 6/1/2034 (f)	10,000,000	10,804,850
Trust: Los Angeles, CA, Wastewater Systems Revenue, Series 3371-1, 144A, 20.54%, 6/1/2034, Leverage Factor at purchase date: 4 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027 (a) (f)	2,137,063	2,217,192
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028 (a) (f)	1,944,611	2,017,523
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 8.953%, 5/1/2027, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2032 (f)	10,002,999	10,312,554
Trust: San Francisco, CA, General Obligation, Series 3161, 144A, 13.537%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
Santa Clara County, CA, San Jose Unified School District, Election of 2002, Series D, 5.0%, 8/1/2032 (f)	10,000,000	10,150,550
Trust: Santa Clara County, CA, San Jose Unified School District, Series 1158, 144A, 9.15%, 8/1/2032, Leverage Factor at purchase date: 2 to 1
Total Municipal Inverse Floating Rate Notes (Cost $130,564,365)		136,295,986
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $806,330,558)+	112.1	832,577,413
Other Assets and Liabilities, Net	(12.1)	(89,972,589)
Net Assets	100.0	742,604,824
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of August 31, 2009.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of August 31, 2009.
+ The cost for federal income tax purposes was $805,449,301. At August 31, 2009, net unrealized appreciation for all securities based on tax cost was $27,128,112. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $39,135,119 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,007,007.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	4.0
Financial Guaranty Insurance Co.	11.2
Financial Security Assurance, Inc.	9.1
National Public Finance Guarantee Corp.	24.7
Radian Asset Assurance, Inc.	1.7
XL Capital Assurance, Inc.	1.4

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(b) When-issued security
(c) Security incorporates a letter of credit from the bank listed.
(d) At August 31, 2009, these securities have been pledged in whole or in part, as collateral for open interest rate swaps.
(e) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.
(f) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At August 31, 2009, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
1/8/2010 1/8/2026	12,500,000[1]	Fixed — 3.133%	Floating — LIBOR	1,379,596
6/2/2010 6/2/2029	10,500,000[1]	Fixed — 4.446%	Floating — LIBOR	(329,810)
7/14/2010 7/14/2029	15,100,000[2]	Fixed — 4.133%	Floating — LIBOR	205,540
Total net unrealized appreciation on interest rate swaps				1,255,326
Counterparties: [1] JPMorgan Chase Securities, Inc. [2] Citigroup Global Markets, Inc.

LIBOR: Represents the London InterBank Offered Rate.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (g)	$ —	$ 831,773,089	$ 804,324	$ 832,577,413
Derivatives (h)	—	1,585,136	—	1,585,136
Total	$ —	$ 833,358,225	$ 804,324	$ 834,162,549
Liabilities
Derivatives (h)	$ —	$ (329,810)	$ —	$ (329,810)
Total	$ —	$ (329,810)	$ —	$ (329,810)
(g) See Investment Portfolio for additional detailed categorizations.
(h) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

For information on the Fund's policy and additional disclosures regarding interest rate swaps, please refer to the Derivatives section of Note A in the accompanying Notes to the Financial Statements.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Municipal Notes
Balance as of August 31, 2008	$ —
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(12,054)
Amortization premium/discount	(1,381)
Net purchases (sales)	—
Net transfers in (out) of Level 3	817,759
Balance as of August 31, 2009	$ 804,324
Net change in unrealized appreciation (depreciation) from investments still held at August 31, 2009	$ (12,054)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2009
Assets
Investments in securities, at value (cost $806,330,558)	$ 832,577,413
Cash	36,498
Receivable for investments sold	440,000
Receivable for Fund shares sold	1,880,135
Interest receivable	9,488,287
Unrealized appreciation on interest rate swap contracts	1,585,136
Due from Advisor	61,150
Other assets	26,896
Total assets	846,095,515
Liabilities
Payable for floating rate notes issued	89,282,792
Payable for when-issued securities purchased	12,004,452
Dividends payable	546,295
Payable for Fund shares redeemed	505,638
Unrealized depreciation on interest rate swap contracts	329,810
Accrued management fee	286,263
Other accrued expenses and payables	535,441
Total liabilities	103,490,691
Net assets, at value	$ 742,604,824
Net Assets Consist of
Undistributed net investment income	681,444
Net unrealized appreciation (depreciation) on: Investments	26,246,855
Interest rate swaps	1,255,326
Accumulated net realized gain (loss)	(3,702,530)
Paid-in capital	718,123,729
Net assets, at value	$ 742,604,824

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($447,929,117 ÷ 63,057,219 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.10
Maximum offering price per share (100 ÷ 97.25 of $7.10)	$ 7.30

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,381,578 ÷ 194,118 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 7.12

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,629,620 ÷ 2,072,613 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 7.06
Class S Net Asset Value, offering and redemption price per share ($278,664,509 ÷ 39,298,242 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.09

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2009
Investment Income
Income: Interest	$ 40,858,426
Expenses: Management fee	3,048,223
Administration fee	707,910
Distribution and service fees	1,033,163
Services to shareholders	496,166
Custodian fee	22,908
Professional fees	133,872
Trustees' fees and expenses	20,146
Reports to shareholders	41,794
Registration fees	53,723
Interest expense and fees on floating rate notes issued	1,255,657
Other	77,465
Total expenses before expense reductions	6,891,027
Expense reductions	(219,212)
Total expenses after expense reductions	6,671,815
Net investment income (loss)	34,186,611
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,666,405
Interest rate swaps	(6,906,230)
(3,239,825)
Change in net unrealized appreciation (depreciation) on: Investments	(6,710,172)
Interest rate swaps	2,555,257
(4,154,915)
Net gain (loss)	(7,394,740)
Net increase (decrease) in net assets resulting from operations	$ 26,791,871

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended August 31, 2009
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 26,791,871
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(611,366,820)
Net amortization/accretion of premium (discount)	(5,171,197)
Proceeds from sales and maturities of long-term investments	647,052,331
(Increase) decrease in interest receivable	(164,560)
(Increase) decrease in other assets	(55,120)
(Increase) decrease in receivable for investments sold	360,008
Increase (decrease) in payable for investments purchased	12,004,452
Increase (decrease) in other accrued expenses and payables	50,389
Change in net unrealized (appreciation) depreciation on investments	6,710,172
Change in net unrealized (appreciation) depreciation on interest rate swaps	(2,555,257)
Net realized (gain) loss from investments	(3,666,405)
Cash provided (used) by operating activities	69,989,864
Cash Flows from Financing Activities
Proceeds from shares sold	165,011,476
Cost of shares redeemed	(190,683,099)
Distributions paid (net of reinvestment of distributions)	(15,952,653)
Increase (decrease) in payable for floating rate notes issued	(28,647,320)
Cash provided (used) for financing activities	(70,271,596)
Increase (decrease) in cash	(281,732)
Cash at beginning of period	318,230
Cash at end of period	$ 36,498
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 27,294,802
Interest expense on floating rate notes issued	$ (1,255,657)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2009	2008
Operations: Net investment income	$ 34,186,611	$ 35,818,880
Net realized gain (loss)	(3,239,825)	8,775,258
Change in net unrealized appreciation (depreciation)	(4,154,915)	(20,080,296)
Net increase (decrease) in net assets resulting from operations	26,791,871	24,513,842
Distributions to shareholders from: Net investment income: Class A	(20,494,010)	(24,850,660)
Class B	(66,134)	(153,704)
Class C	(457,406)	(354,691)
Class S	(12,300,205)	(10,251,791)
Net realized gains: Class A	(6,100,550)	(1,669,020)
Class B	(25,353)	(13,351)
Class C	(157,722)	(25,483)
Class S	(3,646,311)	(639,092)
Total distributions	(43,247,691)	(37,957,792)
Fund share transactions: Proceeds from shares sold	166,319,293	90,052,171
Reinvestment of distributions	27,294,802	22,172,132
Cost of shares redeemed	(190,712,477)	(202,483,380)
Redemption fees	—	10,954
Net increase (decrease) in net assets from Fund share transactions	2,901,618	(90,248,123)
Increase (decrease) in net assets	(13,554,202)	(103,692,073)
Net assets at beginning of period	756,159,026	859,851,099
Net assets at end of period (including undistributed net investment income of $681,444 and $516,935, respectively)	$ 742,604,824	$ 756,159,026

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.24	$ 7.35	$ 7.53	$ 7.61	$ 7.57
Income (loss) from investment operations: Net investment income[a]	.33	.31	.31	.32	.33
Net realized and unrealized gain (loss)	(.06)	(.09)	(.18)	(.08)	.04
Total from investment operations	.27	.22	.13	.24	.37
Less distributions from: Net investment income	(.32)	(.31)	(.31)	(.32)	(.33)
Net realized gains	(.09)	(.02)	(.00)*	—	—
Total distributions	(.41)	(.33)	(.31)	(.32)	(.33)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.10	$ 7.24	$ 7.35	$ 7.53	$ 7.61
Total Return (%)[b]	4.19	3.09[c]	1.71	3.27	5.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	448	498	612	613	617
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.00	1.35	1.31	1.32	1.10
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.00	1.34	1.31	1.32	1.10
Ratio of expenses after expense reductions (excluding interest expense) (%)	.82	.85	.83	.83	.83
Ratio of net investment income (%)	4.77	4.29	4.14	4.30	4.34
Portfolio turnover rate (%)	77	56	37	32	23
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class B Years Ended August 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.25	$ 7.37	$ 7.54	$ 7.62	$ 7.58
Income (loss) from investment operations: Net investment income[a]	.27	.26	.26	.27	.28
Net realized and unrealized gain (loss)	(.05)	(.10)	(.18)	(.08)	.04
Total from investment operations	.22	.16	.08	.19	.32
Less distributions from: Net investment income	(.26)	(.26)	(.25)	(.27)	(.28)
Net realized gains	(.09)	(.02)	(.00)*	—	—
Total distributions	(.35)	(.28)	(.25)	(.27)	(.28)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.12	$ 7.25	$ 7.37	$ 7.54	$ 7.62
Total Return (%)[b,c]	3.52	2.14	1.10	2.57	4.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	5	8	10
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.85	2.15	2.11	2.20	1.96
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.80	2.12	2.04	2.00	1.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.62	1.63	1.57	1.51	1.51
Ratio of net investment income (%)	3.97	3.51	3.40	3.61	3.66
Portfolio turnover rate (%)	77	56	37	32	23
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class C Years Ended August 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.19	$ 7.31	$ 7.48	$ 7.56	$ 7.52
Income (loss) from investment operations: Net investment income[a]	.27	.26	.26	.26	.27
Net realized and unrealized gain (loss)	(.05)	(.11)	(.18)	(.08)	.04
Total from investment operations	.22	.15	.08	.18	.31
Less distributions from: Net investment income	(.26)	(.25)	(.25)	(.26)	(.27)
Net realized gain	(.09)	(.02)	(.00)*	—	—
Total distributions	(.35)	(.27)	(.25)	(.26)	(.27)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.06	$ 7.19	$ 7.31	$ 7.48	$ 7.56
Total Return (%)[b,c]	3.53	2.15	1.05	2.52	4.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	11	9	9	9
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.82	2.13	2.09	2.12	1.91
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.80	2.12	2.09	2.04	1.82
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.62	1.63	1.61	1.55	1.55
Ratio of net investment income (%)	3.97	3.51	3.35	3.57	3.62
Portfolio turnover rate (%)	77	56	37	32	23
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Class S Years Ended August 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.22	$ 7.34	$ 7.52	$ 7.59	$ 7.56
Income (loss) from investment operations: Net investment income[a]	.34	.33	.33	.33	.34
Net realized and unrealized gain (loss)	(.05)	(.10)	(.19)	(.06)	.04
Total from investment operations	.29	.23	.14	.27	.38
Less distributions from: Net investment income	(.33)	(.33)	(.32)	(.34)	(.35)
Net realized gains	(.09)	(.02)	(.00)*	—	—
Total distributions	(.42)	(.35)	(.32)	(.34)	(.35)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 7.09	$ 7.22	$ 7.34	$ 7.52	$ 7.59
Total Return (%)	4.55[b]	3.17[b]	1.92	3.63	5.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	279	244	233	251	272
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.88	1.15	1.10	1.10	.89
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.80	1.12	1.10	1.10	.89
Ratio of expenses after expense reductions (excluding interest expense) (%)	.62	.63	.62	.61	.62
Ratio of net investment income (loss) (%)	4.97	4.51	4.35	4.51	4.55
Portfolio turnover rate (%)	77	56	37	32	23
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS California Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and ask quotation or evaluated price, as applicable, obtained from one or more broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended August 31, 2009 was approximately $79,889,000, with a weighted average interest rate of 1.57%.

Derivatives. The Fund has adopted the provisions of Statement of Financial Accounting Standard No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities," effective at the beginning of the Fund's fiscal year. FAS 161 requires enhanced disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments under FAS 133. The disclosure below is presented in accordance with FAS 161.

Interest Rate Swap Agreements. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swaps as of August 31, 2009 is included in a table following the Fund's Investment Portfolio. The volume indicated is generally indicative of the volume throughout the year.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At August 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $3,231,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed tax-exempt income	$ 1,227,739
Capital loss carryforwards	$ (3,231,000)
Net unrealized appreciation on investments	$ 27,128,112

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended August 31,
	2009	2008
Distributions from tax-exempt income	$ 33,049,110	$ 35,610,846
Distributions from ordinary income*	$ 316,322	$ —
Distributions from long-term capital gains	$ 9,882,259	$ 2,346,946
* For tax purposes short-term capital gains distributions are considered taxable income distributions.

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at August 31, 2009. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

B. Purchases and Sales of Securities

During the year ended August 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $611,366,820 and $647,052,331, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the year ended August 31, 2009, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

For the period from September 1, 2008 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class B	1.63%
Class S	.63%

For the period from October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest) to the extent necessary to maintain the operating expenses of the Fund of certain classes as follows:

Class B	1.62%
Class C	1.62%
Class S	.62%

For the year ended August 31, 2009, the Advisor agreed to reimburse the Fund $136,417 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2009, the Administration Fee was $707,910, of which $61,683 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2009
Class A	$ 115,530	$ —	$ 17,423
Class B	1,220	970	250
Class C	2,794	2,794	—
Class S	77,923	77,923	—
	$ 197,467	$ 81,687	$ 17,673

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended August 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2009
Class B	$ 13,001	$ 1,023
Class C	88,778	8,607
	$ 101,779	$ 9,630

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2009	Annual Effective Rate
Class A	$ 897,538	$ —	$ 168,350.20%
Class B	4,101	—	563.24%
Class C	29,745	70	3,725.25%
	$ 931,384	$ 70	$ 172,638

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2009 aggregated $37,893.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2009, the CDSC for Class B and C shares aggregated $3,101 and $4,521, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2009, DIDI received $7,985 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,365, of which $8,763 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the Fund's custodian fee was reduced by $458 and $580, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,600,277	$ 31,623,678	6,859,296	$ 50,146,486
Class B	37,170	258,659	43,959	321,675
Class C	996,206	6,789,221	439,832	3,206,101
Class S	18,806,848	127,647,735	5,038,293	36,377,909
		$ 166,319,293		$ 90,052,171
Shares issued to shareholders in reinvestment of distributions
Class A	2,672,894	$ 18,107,566	2,009,907	$ 14,723,822
Class B	8,262	55,900	13,753	101,089
Class C	55,189	371,335	32,568	236,953
Class S	1,295,014	8,760,001	972,446	7,110,268
		$ 27,294,802		$ 22,172,132
Shares redeemed
Class A	(13,036,816)	$ (88,339,662)	(23,321,269)	$ (169,485,541)
Class B	(251,973)	(1,723,477)	(378,871)	(2,773,184)
Class C	(549,808)	(3,630,756)	(156,712)	(1,138,710)
Class S	(14,588,082)	(97,018,582)	(3,973,698)	(29,085,945)
		$ (190,712,477)		$ (202,483,380)
Redemption fees		$ —		$ 10,954
Net increase (decrease)
Class A	(5,763,645)	$ (38,608,418)	(14,452,066)	$ (104,608,724)
Class B	(206,541)	(1,408,918)	(321,159)	(2,350,420)
Class C	501,587	3,529,800	315,688	2,304,344
Class S	5,513,780	39,389,154	2,037,041	14,406,677
		$ 2,901,618		$ (90,248,123)

G. Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of August 31, 2009, events and transactions from September 1, 2009 through October 23, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and Shareholders of DWS California Tax-Free Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS California Tax-Free Income Fund (the "Fund"), one of the series of DWS State Tax-Free Income Series, as of August 31, 2009, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principals used and significant estimates made by management, and evaluating the overall financial statement presentation, Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS California Tax-Free Income Fund at August 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 23, 2009

Tax Information (Unaudited)

The Fund paid distributions of $0.0935 per share from net long-term capital gains during its year ended August 31, 2009, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income of the Fund for the taxable year ended August 31, 2009, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of August 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	124
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	124
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	124
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		124
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	124
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	124
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	124
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	124
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		124
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	124
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	124
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	127
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
124
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KCTAX	KCTBX	KCTCX	SDCSX
CUSIP Number	23337H 108	23337H 207	23337H 306	23337H 405
Fund Number	9	209	309	2409

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2009, DWS California Tax-Free Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CALIFORNIA TAX-FREE INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$59,613	$0	$8,130	$0
2008	$62,044	$0	$8,460	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$420,000	$0
2008	$0	$382,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$8,130	$420,000	$719,000	$1,147,130
2008	$8,460	$382,000	$1,474,733	$1,865,193

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors,including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including thatthe E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 29, 2009